Exhibit 31

                   CERTIFICATION PURSUANT TO
         SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John Michael Coombs, Chairman of the Board, President, Chief Executive Officer (CEO), Chief or Principal Financial Officer (CFO), and Principal Accounting Officer of EASY GOLF CORPORATION (the "Issuer"), certify that:

1. I have reviewed this Annual Report on Form 10-KSB of the Issuer;

2. Based on my knowledge, this Annual Report on Form 10-KSB does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

3. Based on my knowledge, the financial statements, and other financial information included in this Annual Report on Form 10-KSB fairly present in all material respects the financial condition, results of operations and cash flows of the Issuer as of, and for, the periods presented in this Annual Report;

4. As the Issuer's certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Issuer and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the Issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual Report is being prepared;

b) evaluated the effectiveness of the Issuer's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Annual Report (the "Evaluation Date"); and

c) presented in this Annual Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. As the Issuer's certifying officer, I have disclosed, based on our most recent evaluation, to the Issuer's auditors and the audit committee of Issuer's board of directors (or persons performing the equivalent function):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Issuer's ability to record, process, summarize and report financial data and have identified for the Issuer's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Issuer's internal controls; and

6. As the Issuer's certifying officer, I have indicated in this Annual Report on Form 10-KSB whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                     EASY GOLF CORPORATION


Dated: 9/21/2006               /s/ John Michael Coombs
                                ---------------------
                                John Michael Coombs, Chairman of the Board,
                                President, and Chief Executive Officer (CEO)



Dated: 9/21/2006              /s/ John Michael Coombs
                               ---------------------
                               John Michael Coombs, Chief or Principal
                               Financial Officer (CFO) and Principal
                               Accounting Officer